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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2005

                            UMB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

       Missouri                 0-4887               43-0903811
    (State or other          (Commission          (I.R.S. Employer
    jurisdiction of          File Number)        Identification No.)
    incorporation)

                                1010 Grand Blvd.
                              Kansas City, MO 64106
                (Address of principal executive office)(Zip Code)

                                 (816) 860-7889
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events.

      On April 11, 2005, subsidiaries of UMB Financial Corporation (the "Company") entered into branch purchase and assumption agreements with four parties for the disposition of certain deposits, assets and substantially all of the liabilities at seven Company branches in the cities of Concordia and Glasco, Kansas; and Albany, Camden Point, Maitland and Mound City, Missouri.

      The Company's decision to sell these branch assets was driven by the Company's strategic plan for growth. The Company continuously evaluates its branch locations and may sell or acquire branches from time to time in accordance with the Company's strategic plan. Management of the Company remains committed to efficiently delivering its core products and services in the Midwestern region.





                                  Signature(s)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UMB FINANCIAL CORPORATION


                                    By: /s/ Peter J. deSilva
                                        -------------------------------------
                                        Peter J. deSilva
                                        President and Chief Operating Officer


Date:  April 12, 2005.